FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities and Exchange Act of 1934

Date of Report: June 19, 2002

INSIGHT ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-25092 (Commission File Number)	86-0766246 (I.R.S. Employer Identification No.)

1305 West Auto Drive, Tempe, Arizona (Address of principal executive offices)		85284 (Zip Code)

Registrant’s telephone number, including area code:
(480) 902-1001

Item 5.    Other Events

         Attached as Exhibit 99.1 is the text of a press release of the Registrant dated June 19, 2002. Exhibit 99.1 is incorporated by this reference into this Item 9.

Item 7.    Exhibits

Exhibit Number	Description	Incorporated by Reference to/ Filed Herewith

99.1	Press Release of Insight dated June 19, 2002	Filed Herewith

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2002	/s/ Stanley Laybourne Stanley Laybourne Chief Financial Officer, Secretary and Treasurer